                       Metropolitan Life Insurance Company

                                Power of Attorney

                                James L. Lipscomb
                  Executive Vice President and General Counsel

     KNOW ALL MEN BY THESE PRESENTS, that I, the General Counsel of Metropolitan Life Insurance Company, a New York company, do hereby designate Michele H. Abate, John E. Connolly, Jr., Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as authorized under the attached powers of attorney as signed by the Board of Directors and Chairman of the Board on February 26, 2008 and Chief Financial Officer on March 6, 2008 and Chief Accounting Officer on March 10, 2008, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of March, 2008.


                                        /s/ James L. Lipscomb
                                        ----------------------------------------
                                        James L. Lipscomb

                       METROPOLITAN LIFE INSURANCE COMPANY

                                Power of Attorney

                               C. Robert Henrikson
            Chairman of Board, President and Chief Executive Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Chairman of Board, President and Chief Executive Officer of Metropolitan Life Insurance Company, a New York company, do hereby appoint the General Counsel and his designee(s), and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     - Metropolitan Life Separate Account UL (Equity Advantage VUL File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),

     - Metropolitan Life Separate Account E (Preference Plus and Financial Freedom Account File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder File No. 333-69320, MetLife Financial Freedom Select File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File No. 333-122897 and MLIC Variable Annuity),

     -    The New England Variable Account (Zenith Accumulator File No.
          333-11131),

     -    New England Variable Annuity Fund I (File No. 333-11137),

     - New England Life Retirement Investment Account (Preference File No. 333-11133),

     -    Separate Account No. 13 S (File No. 333-110185),

     -    Security Equity Separate Account Twenty-Six (File No. 333-110183), and

     -    Security Equity Separate Account Twenty-Seven (File No. 333-110184),

     - Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     - Paragon Separate Account B (DWS Direct, Multi Manager Direct, Multi Manager II File No. 333-133675, DWS Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon File No. 333-133671),

     - Paragon Separate Account C (Fidelity Direct File No. 333-133678 and Fidelity Commission File No. 333-133673),

     - Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672)

     - Metropolitan Life Variable Annuity Separate Account I (Flexible Premium Variable Deferred Annuity File No. 333-138114 and Flexible Premium Variable Annuity File No. 333-138112), and

     - Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Variable Deferred Annuity File No. 333-138115 and Flexible Premium Variable Annuity File No. 333-138113),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of February, 2008.


                                        /s/ C. Robert Henrikson
                                        ----------------------------------------
                                        C. Robert Henrikson

                       METROPOLITAN LIFE INSURANCE COMPANY

                                Power of Attorney

                             Sylvia Mathews Burwell
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, a New York company, do hereby appoint the General Counsel and his designee(s), and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     - Metropolitan Life Separate Account UL (Equity Advantage VUL File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),

     - Metropolitan Life Separate Account E (Preference Plus and Financial Freedom Account File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder File No. 333-69320, MetLife Financial Freedom Select File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File No. 333-122897 and MLIC Variable Annuity),

     -    The New England Variable Account (Zenith Accumulator File No.
          333-11131),

     -    New England Variable Annuity Fund I (File No. 333-11137),

     - New England Life Retirement Investment Account (Preference File No. 333-11133),

     -    Separate Account No. 13 S (File No. 333-110185),

     -    Security Equity Separate Account Twenty-Six (File No. 333-110183), and

     -    Security Equity Separate Account Twenty-Seven (File No. 333-110184),

     - Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     - Paragon Separate Account B (DWS Direct, Multi Manager Direct, Multi Manager II File No. 333-133675, DWS Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon File No. 333-133671),

     - Paragon Separate Account C (Fidelity Direct File No. 333-133678 and Fidelity Commission File No. 333-133673),

     - Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672)

     - Metropolitan Life Variable Annuity Separate Account I (Flexible Premium Variable Deferred Annuity File No. 333-138114 and Flexible Premium Variable Annuity File No. 333-138112), and

     - Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Variable Deferred Annuity File No. 333-138115 and Flexible Premium Variable Annuity File No. 333-138113),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of February, 2008.


                                        /s/ Sylvia Mathews Burwell
                                        ----------------------------------------
                                        Sylvia Mathews Burwell

                       METROPOLITAN LIFE INSURANCE COMPANY

                                Power of Attorney

                               Burton A. Dole, Jr.
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, a New York company, do hereby appoint the General Counsel and his designee(s), and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     - Metropolitan Life Separate Account UL (Equity Advantage VUL File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),

     - Metropolitan Life Separate Account E (Preference Plus and Financial Freedom Account File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder File No. 333-69320, MetLife Financial Freedom Select File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File No. 333-122897 and MLIC Variable Annuity),

     -    The New England Variable Account (Zenith Accumulator File No.
          333-11131),

     -    New England Variable Annuity Fund I (File No. 333-11137),

     - New England Life Retirement Investment Account (Preference File No. 333-11133),

     -    Separate Account No. 13 S (File No. 333-110185),

     -    Security Equity Separate Account Twenty-Six (File No. 333-110183), and

     -    Security Equity Separate Account Twenty-Seven (File No. 333-110184),

     - Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     - Paragon Separate Account B (DWS Direct, Multi Manager Direct, Multi Manager II File No. 333-133675, DWS Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon File No. 333-133671),

     - Paragon Separate Account C (Fidelity Direct File No. 333-133678 and Fidelity Commission File No. 333-133673),

     - Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672)

     - Metropolitan Life Variable Annuity Separate Account I (Flexible Premium Variable Deferred Annuity File No. 333-138114 and Flexible Premium Variable Annuity File No. 333-138112), and

     - Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Variable Deferred Annuity File No. 333-138115 and Flexible Premium Variable Annuity File No. 333-138113),
and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of February, 2008.


                                        /s/ Burton A. Dole, Jr.
                                        ----------------------------------------
                                        Burton A. Dole, Jr.

                       METROPOLITAN LIFE INSURANCE COMPANY

                                Power of Attorney

                                 Cheryl W. Grise
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, a New York company, do hereby appoint the General Counsel and his designee(s), and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     - Metropolitan Life Separate Account UL (Equity Advantage VUL File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),

     - Metropolitan Life Separate Account E (Preference Plus and Financial Freedom Account File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder File No. 333-69320, MetLife Financial Freedom Select File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File No. 333-122897 and MLIC Variable Annuity),

     -    The New England Variable Account (Zenith Accumulator File No.
          333-11131),

     -    New England Variable Annuity Fund I (File No. 333-11137),

     - New England Life Retirement Investment Account (Preference File No. 333-11133),

     -    Separate Account No. 13 S (File No. 333-110185),

     -    Security Equity Separate Account Twenty-Six (File No. 333-110183), and

     -    Security Equity Separate Account Twenty-Seven (File No. 333-110184),

     - Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     - Paragon Separate Account B (DWS Direct, Multi Manager Direct, Multi Manager II File No. 333-133675, DWS Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon File No. 333-133671),

     - Paragon Separate Account C (Fidelity Direct File No. 333-133678 and Fidelity Commission File No. 333-133673),

     - Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672)

     - Metropolitan Life Variable Annuity Separate Account I (Flexible Premium Variable Deferred Annuity File No. 333-138114 and Flexible Premium Variable Annuity File No. 333-138112), and

     - Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Variable Deferred Annuity File No. 333-138115 and Flexible Premium Variable Annuity File No. 333-138113),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of February, 2008.


                                        /s/ Cheryl W. Grise
                                        ----------------------------------------
                                        Cheryl W. Grise

                       METROPOLITAN LIFE INSURANCE COMPANY

                                Power of Attorney

                                James R. Houghton
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, a New York company, do hereby appoint the General Counsel and his designee(s), and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     - Metropolitan Life Separate Account UL (Equity Advantage VUL File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),

     - Metropolitan Life Separate Account E (Preference Plus and Financial Freedom Account File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder File No. 333-69320, MetLife Financial Freedom Select File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File No. 333-122897 and MLIC Variable Annuity),

     -    The New England Variable Account (Zenith Accumulator File No.
          333-11131),

     -    New England Variable Annuity Fund I (File No. 333-11137),

     - New England Life Retirement Investment Account (Preference File No. 333-11133),

     -    Separate Account No. 13 S (File No. 333-110185),

     -    Security Equity Separate Account Twenty-Six (File No. 333-110183), and

     -    Security Equity Separate Account Twenty-Seven (File No. 333-110184),

     - Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     - Paragon Separate Account B (DWS Direct, Multi Manager Direct, Multi Manager II File No. 333-133675, DWS Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon File No. 333-133671),

     - Paragon Separate Account C (Fidelity Direct File No. 333-133678 and Fidelity Commission File No. 333-133673),

     - Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672)

     - Metropolitan Life Variable Annuity Separate Account I (Flexible Premium Variable Deferred Annuity File No. 333-138114 and Flexible Premium Variable Annuity File No. 333-138112), and

     - Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Variable Deferred Annuity File No. 333-138115 and Flexible Premium Variable Annuity File No. 333-138113),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of February, 2008.


                                        /s/ James R. Houghton
                                        ----------------------------------------
                                        James R. Houghton

                       METROPOLITAN LIFE INSURANCE COMPANY

                                Power of Attorney

                                R. Glenn Hubbard
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, a New York company, do hereby appoint the General Counsel and his designee(s), and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     - Metropolitan Life Separate Account UL (Equity Advantage VUL File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),

     - Metropolitan Life Separate Account E (Preference Plus and Financial Freedom Account File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder File No. 333-69320, MetLife Financial Freedom Select File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File No. 333-122897 and MLIC Variable Annuity),

     -    The New England Variable Account (Zenith Accumulator File No.
          333-11131),

     -    New England Variable Annuity Fund I (File No. 333-11137),

     - New England Life Retirement Investment Account (Preference File No. 333-11133),

     -    Separate Account No. 13 S (File No. 333-110185),

     -    Security Equity Separate Account Twenty-Six (File No. 333-110183), and

     -    Security Equity Separate Account Twenty-Seven (File No. 333-110184),

     - Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     - Paragon Separate Account B (DWS Direct, Multi Manager Direct, Multi Manager II File No. 333-133675, DWS Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon File No. 333-133671),

     - Paragon Separate Account C (Fidelity Direct File No. 333-133678 and Fidelity Commission File No. 333-133673),

     - Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672)

     - Metropolitan Life Variable Annuity Separate Account I (Flexible Premium Variable Deferred Annuity File No. 333-138114 and Flexible Premium Variable Annuity File No. 333-138112), and

     - Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Variable Deferred Annuity File No. 333-138115 and Flexible Premium Variable Annuity File No. 333-138113),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of February, 2008.


                                        /s/ R. Glenn Hubbard
                                        ----------------------------------------
                                        R. Glenn Hubbard

                       METROPOLITAN LIFE INSURANCE COMPANY

                                Power of Attorney

                                Helene L. Kaplan
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, a New York company, do hereby appoint the General Counsel and his designee(s), and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     - Metropolitan Life Separate Account UL (Equity Advantage VUL File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),

     - Metropolitan Life Separate Account E (Preference Plus and Financial Freedom Account File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder File No. 333-69320, MetLife Financial Freedom Select File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File No. 333-122897 and MLIC Variable Annuity),

     -    The New England Variable Account (Zenith Accumulator File No.
          333-11131),

     -    New England Variable Annuity Fund I (File No. 333-11137),

     - New England Life Retirement Investment Account (Preference File No. 333-11133),

     -    Separate Account No. 13 S (File No. 333-110185),

     -    Security Equity Separate Account Twenty-Six (File No. 333-110183), and

     -    Security Equity Separate Account Twenty-Seven (File No. 333-110184),

     - Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     - Paragon Separate Account B (DWS Direct, Multi Manager Direct, Multi Manager II File No. 333-133675, DWS Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon File No. 333-133671),

     - Paragon Separate Account C (Fidelity Direct File No. 333-133678 and Fidelity Commission File No. 333-133673),

     - Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672)

     - Metropolitan Life Variable Annuity Separate Account I (Flexible Premium Variable Deferred Annuity File No. 333-138114 and Flexible Premium Variable Annuity File No. 333-138112), and

     - Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Variable Deferred Annuity File No. 333-138115 and Flexible Premium Variable Annuity File No. 333-138113),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of February, 2008.


                                        /s/ Helene L. Kaplan
                                        ----------------------------------------
                                        Helene L. Kaplan

                       METROPOLITAN LIFE INSURANCE COMPANY

                                Power of Attorney

                                  John M. Keane
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, a New York company, do hereby appoint the General Counsel and his designee(s), and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     - Metropolitan Life Separate Account UL (Equity Advantage VUL File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),

     - Metropolitan Life Separate Account E (Preference Plus and Financial Freedom Account File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder File No. 333-69320, MetLife Financial Freedom Select File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File No. 333-122897 and MLIC Variable Annuity),

     -    The New England Variable Account (Zenith Accumulator File No.
          333-11131),

     -    New England Variable Annuity Fund I (File No. 333-11137),

     - New England Life Retirement Investment Account (Preference File No. 333-11133),

     -    Separate Account No. 13 S (File No. 333-110185),

     -    Security Equity Separate Account Twenty-Six (File No. 333-110183), and

     -    Security Equity Separate Account Twenty-Seven (File No. 333-110184),

     - Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     - Paragon Separate Account B (DWS Direct, Multi Manager Direct, Multi Manager II File No. 333-133675, DWS Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon File No. 333-133671),

     - Paragon Separate Account C (Fidelity Direct File No. 333-133678 and Fidelity Commission File No. 333-133673),

     - Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672)

     - Metropolitan Life Variable Annuity Separate Account I (Flexible Premium Variable Deferred Annuity File No. 333-138114 and Flexible Premium Variable Annuity File No. 333-138112), and

     - Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Variable Deferred Annuity File No. 333-138115 and Flexible Premium Variable Annuity File No. 333-138113),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of February, 2008.


                                        /s/ John M. Keane
                                        ----------------------------------------
                                        John M. Keane

                       METROPOLITAN LIFE INSURANCE COMPANY

                                Power of Attorney

                                 James M. Kilts
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, a New York company, do hereby appoint the General Counsel and his designee(s), and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     - Metropolitan Life Separate Account UL (Equity Advantage VUL File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),

     - Metropolitan Life Separate Account E (Preference Plus and Financial Freedom Account File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder File No. 333-69320, MetLife Financial Freedom Select File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File No. 333-122897 and MLIC Variable Annuity),

     -    The New England Variable Account (Zenith Accumulator File No.
          333-11131),

     -    New England Variable Annuity Fund I (File No. 333-11137),

     - New England Life Retirement Investment Account (Preference File No. 333-11133),

     -    Separate Account No. 13 S (File No. 333-110185),

     -    Security Equity Separate Account Twenty-Six (File No. 333-110183), and

     -    Security Equity Separate Account Twenty-Seven (File No. 333-110184),

     - Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     - Paragon Separate Account B (DWS Direct, Multi Manager Direct, Multi Manager II File No. 333-133675, DWS Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon File No. 333-133671),

     - Paragon Separate Account C (Fidelity Direct File No. 333-133678 and Fidelity Commission File No. 333-133673),

     - Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672)

     - Metropolitan Life Variable Annuity Separate Account I (Flexible Premium Variable Deferred Annuity File No. 333-138114 and Flexible Premium Variable Annuity File No. 333-138112), and

     - Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Variable Deferred Annuity File No. 333-138115 and Flexible Premium Variable Annuity File No. 333-138113),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of February, 2008.


                                        /s/ James M. Kilts
                                        ----------------------------------------
                                        James M. Kilts

                       METROPOLITAN LIFE INSURANCE COMPANY

                                Power of Attorney

                               Charles M. Leighton
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, a New York company, do hereby appoint the General Counsel and his designee(s), and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     - Metropolitan Life Separate Account UL (Equity Advantage VUL File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),

     - Metropolitan Life Separate Account E (Preference Plus and Financial Freedom Account File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder File No. 333-69320, MetLife Financial Freedom Select File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File No. 333-122897 and MLIC Variable Annuity),

     -    The New England Variable Account (Zenith Accumulator File No.
          333-11131),

     -    New England Variable Annuity Fund I (File No. 333-11137),

     - New England Life Retirement Investment Account (Preference File No. 333-11133),

     -    Separate Account No. 13 S (File No. 333-110185),

     -    Security Equity Separate Account Twenty-Six (File No. 333-110183), and

     -    Security Equity Separate Account Twenty-Seven (File No. 333-110184),

     - Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     - Paragon Separate Account B (DWS Direct, Multi Manager Direct, Multi Manager II File No. 333-133675, DWS Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon File No. 333-133671),

     - Paragon Separate Account C (Fidelity Direct File No. 333-133678 and Fidelity Commission File No. 333-133673),

     - Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672)

     - Metropolitan Life Variable Annuity Separate Account I (Flexible Premium Variable Deferred Annuity File No. 333-138114 and Flexible Premium Variable Annuity File No. 333-138112), and

     - Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Variable Deferred Annuity File No. 333-138115 and Flexible Premium Variable Annuity File No. 333-138113),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of February, 2008.


                                        /s/ Charles M. Leighton
                                        ----------------------------------------
                                        Charles M. Leighton

                       METROPOLITAN LIFE INSURANCE COMPANY

                                Power of Attorney

                                  Hugh B. Price
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, a New York company, do hereby appoint the General Counsel and his designee(s), and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     - Metropolitan Life Separate Account UL (Equity Advantage VUL File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),

     - Metropolitan Life Separate Account E (Preference Plus and Financial Freedom Account File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder File No. 333-69320, MetLife Financial Freedom Select File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File No. 333-122897 and MLIC Variable Annuity),

     -    The New England Variable Account (Zenith Accumulator File No.
          333-11131),

     -    New England Variable Annuity Fund I (File No. 333-11137),

     - New England Life Retirement Investment Account (Preference File No. 333-11133),

     -    Separate Account No. 13 S (File No. 333-110185),

     -    Security Equity Separate Account Twenty-Six (File No. 333-110183), and

     -    Security Equity Separate Account Twenty-Seven (File No. 333-110184),

     - Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     - Paragon Separate Account B (DWS Direct, Multi Manager Direct, Multi Manager II File No. 333-133675, DWS Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon File No. 333-133671),

     - Paragon Separate Account C (Fidelity Direct File No. 333-133678 and Fidelity Commission File No. 333-133673),

     - Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672)

     - Metropolitan Life Variable Annuity Separate Account I (Flexible Premium Variable Deferred Annuity File No. 333-138114 and Flexible Premium Variable Annuity File No. 333-138112), and

     - Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Variable Deferred Annuity File No. 333-138115 and Flexible Premium Variable Annuity File No. 333-138113),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of February, 2008.


                                        /s/ Hugh B. Price
                                        ----------------------------------------
                                        Hugh B. Price

                       METROPOLITAN LIFE INSURANCE COMPANY

                                Power of Attorney

                                  David Satcher
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, a New York company, do hereby appoint the General Counsel and his designee(s), and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     - Metropolitan Life Separate Account UL (Equity Advantage VUL File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),

     - Metropolitan Life Separate Account E (Preference Plus and Financial Freedom Account File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder File No. 333-69320, MetLife Financial Freedom Select File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File No. 333-122897 and MLIC Variable Annuity),

     -    The New England Variable Account (Zenith Accumulator File No.
          333-11131),

     -    New England Variable Annuity Fund I (File No. 333-11137),

     - New England Life Retirement Investment Account (Preference File No. 333-11133),

     -    Separate Account No. 13 S (File No. 333-110185),

     -    Security Equity Separate Account Twenty-Six (File No. 333-110183), and

     -    Security Equity Separate Account Twenty-Seven (File No. 333-110184),

     - Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     - Paragon Separate Account B (DWS Direct, Multi Manager Direct, Multi Manager II File No. 333-133675, DWS Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon File No. 333-133671),

     - Paragon Separate Account C (Fidelity Direct File No. 333-133678 and Fidelity Commission File No. 333-133673),

     - Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672)

     - Metropolitan Life Variable Annuity Separate Account I (Flexible Premium Variable Deferred Annuity File No. 333-138114 and Flexible Premium Variable Annuity File No. 333-138112), and

     - Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Variable Deferred Annuity File No. 333-138115 and Flexible Premium Variable Annuity File No. 333-138113),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of February, 2008.


                                        /s/ David Satcher
                                        ----------------------------------------
                                        David Satcher

                       METROPOLITAN LIFE INSURANCE COMPANY

                                Power of Attorney

                              Kenton J. Sicchitano
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, a New York company, do hereby appoint the General Counsel and his designee(s), and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     - Metropolitan Life Separate Account UL (Equity Advantage VUL File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),

     - Metropolitan Life Separate Account E (Preference Plus and Financial Freedom Account File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder File No. 333-69320, MetLife Financial Freedom Select File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File No. 333-122897 and MLIC Variable Annuity),

     -    The New England Variable Account (Zenith Accumulator File No.
          333-11131),

     -    New England Variable Annuity Fund I (File No. 333-11137),

     - New England Life Retirement Investment Account (Preference File No. 333-11133),

     -    Separate Account No. 13 S (File No. 333-110185),

     -    Security Equity Separate Account Twenty-Six (File No. 333-110183), and

     -    Security Equity Separate Account Twenty-Seven (File No. 333-110184),

     - Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     - Paragon Separate Account B (DWS Direct, Multi Manager Direct, Multi Manager II File No. 333-133675, DWS Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon File No. 333-133671),

     - Paragon Separate Account C (Fidelity Direct File No. 333-133678 and Fidelity Commission File No. 333-133673),

     - Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672)

     - Metropolitan Life Variable Annuity Separate Account I (Flexible Premium Variable Deferred Annuity File No. 333-138114 and Flexible Premium Variable Annuity File No. 333-138112), and

     - Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Variable Deferred Annuity File No. 333-138115 and Flexible Premium Variable Annuity File No. 333-138113),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of February, 2008.


                                        /s/ Kenton J. Sicchitano
                                        ----------------------------------------
                                        Kenton J. Sicchitano

                       METROPOLITAN LIFE INSURANCE COMPANY

                                Power of Attorney

                             William C. Steere, Jr.
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, a New York company, do hereby appoint the General Counsel and his designee(s), and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     - Metropolitan Life Separate Account UL (Equity Advantage VUL File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),

     - Metropolitan Life Separate Account E (Preference Plus and Financial Freedom Account File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder File No. 333-69320, MetLife Financial Freedom Select File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File No. 333-122897 and MLIC Variable Annuity),

     -    The New England Variable Account (Zenith Accumulator File No.
          333-11131),

     -    New England Variable Annuity Fund I (File No. 333-11137),

     - New England Life Retirement Investment Account (Preference File No. 333-11133),

     -    Separate Account No. 13 S (File No. 333-110185),

     -    Security Equity Separate Account Twenty-Six (File No. 333-110183), and

     -    Security Equity Separate Account Twenty-Seven (File No. 333-110184),

     - Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     - Paragon Separate Account B (DWS Direct, Multi Manager Direct, Multi Manager II File No. 333-133675, DWS Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon File No. 333-133671),

     - Paragon Separate Account C (Fidelity Direct File No. 333-133678 and Fidelity Commission File No. 333-133673),

     - Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672)

     - Metropolitan Life Variable Annuity Separate Account I (Flexible Premium Variable Deferred Annuity File No. 333-138114 and Flexible Premium Variable Annuity File No. 333-138112), and

     - Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Variable Deferred Annuity File No. 333-138115 and Flexible Premium Variable Annuity File No. 333-138113),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of February, 2008.


                                        /s/ William C. Steere, Jr.
                                        ----------------------------------------
                                        William C. Steere, Jr.

                       METROPOLITAN LIFE INSURANCE COMPANY

                                Power of Attorney

                               William J. Wheeler
              Executive Vice President and Chief Financial Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Executive Vice President and Chief Financial Officer of Metropolitan Life Insurance Company, a New York company, do hereby appoint the General Counsel and his designee(s), and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     - Metropolitan Life Separate Account UL (Equity Advantage VUL File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),

     - Metropolitan Life Separate Account E (Preference Plus and Financial Freedom Account File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder File No. 333-69320, MetLife Financial Freedom Select File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File No. 333-122897 and MLIC Variable Annuity),

     -    The New England Variable Account (Zenith Accumulator File No.
          333-11131),

     -    New England Variable Annuity Fund I (File No. 333-11137),

     - New England Life Retirement Investment Account (Preference File No. 333-11133),

     -    Separate Account No. 13 S (File No. 333-110185),

     -    Security Equity Separate Account Twenty-Six (File No. 333-110183), and

     -    Security Equity Separate Account Twenty-Seven (File No. 333-110184),

     - Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     - Paragon Separate Account B (DWS Direct, Multi Manager Direct, Multi Manager II File No. 333-133675, DWS Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon File No. 333-133671),

     - Paragon Separate Account C (Fidelity Direct File No. 333-133678 and Fidelity Commission File No. 333-133673),

     - Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672)

     - Metropolitan Life Variable Annuity Separate Account I (Flexible Premium Variable Deferred Annuity File No. 333-138114 and Flexible Premium Variable Annuity File No. 333-138112), and

     - Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Variable Deferred Annuity File No. 333-138115 and Flexible Premium Variable Annuity File No. 333-138113),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of March, 2008.


                                        /s/ William J. Wheeler
                                        ----------------------------------------
                                        William J. Wheeler

                       METROPOLITAN LIFE INSURANCE COMPANY

                                Power of Attorney

                            Joseph J. Prochaska, Jr.
              Executive Vice President and Chief Accounting Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Executive Vice President and Chief Accounting Officer of Metropolitan Life Insurance Company, a New York company, do hereby appoint the General Counsel and his designee(s), and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     - Metropolitan Life Separate Account UL (Equity Advantage VUL File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),

     - Metropolitan Life Separate Account E (Preference Plus and Financial Freedom Account File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder File No. 333-69320, MetLife Financial Freedom Select File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File No. 333-122897 and MLIC Variable Annuity),

     -    The New England Variable Account (Zenith Accumulator File No.
          333-11131),

     -    New England Variable Annuity Fund I (File No. 333-11137),

     - New England Life Retirement Investment Account (Preference File No. 333-11133),

     -    Separate Account No. 13 S (File No. 333-110185),

     -    Security Equity Separate Account Twenty-Six (File No. 333-110183), and

     -    Security Equity Separate Account Twenty-Seven (File No. 333-110184),

     - Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     - Paragon Separate Account B (DWS Direct, Multi Manager Direct, Multi Manager II File No. 333-133675, DWS Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon File No. 333-133671),

     - Paragon Separate Account C (Fidelity Direct File No. 333-133678 and Fidelity Commission File No. 333-133673),

     - Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672)

     - Metropolitan Life Variable Annuity Separate Account I (Flexible Premium Variable Deferred Annuity File No. 333-138114 and Flexible Premium Variable Annuity File No. 333-138112), and

     - Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Variable Deferred Annuity File No. 333-138115 and Flexible Premium Variable Annuity File No. 333-138113),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 2008.


                                        /s/ Joseph J. Prochaska, Jr.
                                        ----------------------------------------
                                        Joseph J. Prochaska, Jr.